UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

IPOWorld

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54492

Nevada	27-3088652
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1785 South Escondido Blvd., Suite D, Escondido, CA	92025
(Address of principal executive offices)	(Zip Code)

(719) 445-1234

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Copies of Communications to:

IPOWorld

2240 Encinitas Blvd., Suite D

Encinitas, CA 92024

and

Law Offices of Thomas C. Cook, Ltd.

8250 W. Charleston Blvd., Suite 120

Las Vegas, NV 89117

(702) 242-0099

Fax (702) 242-0241

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On December 4, 2015, IPOWorld (the "Company") issued a press release entitled, "IPOWorld (IPOW) Applies to Upgrade Its Securities to OTCQB."

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits

d) Exhibits:

Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.1	Press release issued on December 4, 2015 by IPOWorld*	X

* This exhibit is intended to be furnished and shall not be deemed "filed" for purposes of the

Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IPOWorld Registrant

Date: December 7, 2015
/s/ Edward Heckerson ___
Name: Edward Heckerson
Title: Chief Executive Officer